Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

for

NEW CENTURY TRS HOLDINGS, INC.

OFFER TO CONVERT

3.50% CONVERTIBLE SENIOR NOTES DUE 2008

(CUSIP NOS. 64352D AA9 and 64352D AB7)

INTO

SHARES OF NEW CENTURY FINANCIAL CORPORATION COMMON

STOCK AND CASH

Pursuant to, and subject to the terms and conditions described in, the joint Prospectus of New Century TRS Holdings, Inc. and New Century Financial Corporation, dated November 22, 2004

THE OFFER WILL EXPIRE AT MIDNIGHT NEW YORK CITY TIME, ON MONDAY,

DECEMBER 20, 2004 (AS SUCH DATE MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Exchange Agent is:

MELLON INVESTOR SERVICES LLC

By Mail: Mellon Investor Services LLC P.O. Box 3301 South Hackensack, New Jersey 07606	By Overnight Courier: Mellon Investor Services LLC 85 Challenger Road, Reorg Dept. Overpeck Centre Ridgefield, New Jersey 07660	By Hand Delivery: Mellon Investor Services LLC Reorg Dept. 120 Broadway, 13th Floor New York, New York 10271

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

All holders of the Notes (as defined below) shall use this Letter of Transmittal, except this Letter of Transmittal need not be completed if (a) the 3.50% Convertible Senior Notes due 2008 (the “Notes”) are being tendered by book-entry transfer to the account maintained by the Exchange Agent at a book-entry transfer facility (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under “The Offer—Procedures for Tendering Notes” and (b) an “agent’s message” is received by the Exchange Agent prior to midnight, New York City time, on the Expiration Date, as described in the Prospectus under “The Offer—Procedures for Tendering Notes.”

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF NOTES TENDERED (SEE INSTRUCTIONS 5 AND 7)
Name and Address of Registered Holder (Please Fill in Exactly as Name Appears on the Notes)	Notes Tendered (Attach Additional List if Necessary)
	Note Certificate Number(s)*	Total Principal Amount of Notes Represented by Note Certificate(s)	Principal Amount of Note(s) Tendered**

Total Principal Amount of Note(s)

  *Need not be completed by holders of the Notes tendering by book-entry transfer.

**  Unless otherwise indicated, it will be assumed that all Notes represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 5, 8 and 9 below.

This Letter of Transmittal is to be used if Notes are to be forwarded herewith or if delivery of Notes is to be made by book-entry transfer to the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the procedures set forth in the Prospectus under “The Offer—Procedures for Tendering Notes,” and an agent’s message cannot be delivered to the Exchange Agent by midnight, New York City time, on the Expiration Date. Holders of the Notes who cannot deliver their Notes and all other documents required hereby to the Exchange Agent by the Expiration Date must tender their Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. See Instruction 2 below. Delivery of documents to New Century TRS or to a Book-Entry Transfer Facility does not constitute a valid delivery.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer (as defined below).

(BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

DTC Account No.:                                                               DTC Transaction Code No.:

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) of the Note(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If Delivery is by Book-Entry Transfer:

DTC Account No.:

DTC Transaction Code No.:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Mellon Investor Services LLC, as Exchange Agent:

The undersigned hereby acknowledges that he or she has received the joint Prospectus of New Century TRS Holdings, Inc., a Delaware corporation (“New Century TRS”), and its parent, New Century Financial Corporation, a Maryland corporation (“New Century Financial”), dated November 22, 2004 (the “Prospectus”), and this Letter of Transmittal, which together constitute New Century TRS’s offer (the “Offer”) to convert, subject to the terms and conditions set forth in the Offer, New Century TRS’s 3.50% Convertible Senior Notes due 2008 (the “Notes”) for cash and shares of New Century Financial common stock, par value $0.01 per share (the “New Century Financial Common Stock”). Tendering holders of the Notes will receive for each $1,000 in principal amount of Notes a total of: (i) 28.7366 shares of New Century Financial Common Stock issuable on conversion of the Notes in accordance with their terms; (ii) an additional $110 payable in shares of New Century Financial Common Stock based upon the average of the closing prices for the eight trading days ending on the second business day preceding the Expiration Date; and (iii) accrued and unpaid interest from July 3, 2004 payable in cash.

The undersigned hereby tenders to New Century TRS the above-described Notes for conversion pursuant to the Offer.

The undersigned understands that tenders of Notes pursuant to the procedures described in the Prospectus under the heading “The Offer — Procedures for Tendering Notes” and the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and New Century TRS upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. The undersigned represents and warrants that the undersigned has full power and authority to surrender and deliver to you the above-listed Notes, and to tender, sell and assign the Notes being tendered pursuant hereto, without restriction. The undersigned shall, upon request, execute and deliver any additional documents necessary or desirable to complete the surrender of such Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to deliver to New Century TRS the above-described Notes (together with all accompanying evidence of authenticity), against receipt by the Exchange Agent (as agent of the undersigned) of certificates representing that number of shares of New Century Financial Common Stock and cash that the undersigned is entitled to receive for such Notes pursuant to the Offer. All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned and all obligations of the undersigned shall be binding upon the successors, heirs, executors, administrators, legal representatives and assigns of the undersigned.

The undersigned understands that tenders of Notes pursuant to any one of the procedures described in the Prospectus and in the instructions hereto will constitute an agreement between the undersigned and New Century TRS upon the terms and subject to the conditions of the Offer. Subject to, and effective upon, the acceptance of the Notes tendered hereby, by executing and delivering this Letter of Transmittal (or agreeing to the terms of this Letter of Transmittal pursuant to an agent’s message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of New Century TRS all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of the Note(s) tendered thereby; (ii) waives any and all rights with respect to the Notes tendered; and (iii) releases and discharges New Century TRS and New Century Financial from any and all claims such holder may have, now or in the future, arising out of or related to the Notes.

The undersigned recognizes that, under certain circumstances set forth in the Prospectus, New Century TRS may, in its sole and absolute discretion, terminate or amend the Offer or may postpone the acceptance for conversion of Notes tendered or may not be required to convert any of the Notes tendered hereby other than in accordance with their terms.

The undersigned understands that a valid tender of the Notes is not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter of Transmittal (or an agent’s message in lieu thereof), duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to New Century TRS (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the Notes hereunder (including time of receipt) and acceptance of tenders and withdrawals of the Notes will be determined by New Century TRS in its sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

Unless otherwise indicated under the “Special Conversion Instructions,” please issue New Century Financial Common Stock and a check for accrued interest and payments in lieu of fractional shares, and any untendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under the “Special Delivery Instructions,” please mail the certificates representing New Century Financial Common Stock and a check for accrued interest and payments in lieu of fractional shares and any untendered Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Conversion Instructions” and the “Special Delivery Instructions” are completed, please issue certificates representing New Century Financial Common Stock and a check for accrued interest and payments in lieu of fractional shares and any untendered Notes in the name(s) of, and forward certificates representing New Century Financial Common Stock to, the person(s) so indicated.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent, whose address and telephone number appear on the final page of this Letter of Transmittal. See Instruction 10 below.

SIGN HERE

(SIGNATURE OF OWNER)

(Must be signed by registered holder exactly as name appears on Note certificate or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer of a corporation, trustee, executor, administrator, guardian, attorney or other person acting in a fiduciary or representative capacity, please set forth full title. For general information see the Instructions. For information concerning signature guarantees see Instruction 4 below.)

Dated:

Name(s):

(PLEASE PRINT)

Capacity (Full Title):

(SEE INSTRUCTIONS)

Address:

(INCLUDE ZIP CODE)

Area Code and Telephone Number:

GUARANTEE OF SIGNATURES

(SEE INSTRUCTIONS)

Authorized Signature:

Name:

Title:

Name of Firm:

Address:

Area Code and Telephone Number:

Dated:

SPECIAL CONVERSION INSTRUCTIONS

To be completed ONLY if certificates for shares of New Century Financial Common Stock or Notes not tendered or accepted for conversion and the check for accrued interest and cash in lieu of fractional shares, are to be issued in the name of and sent to someone other than the undersigned.

Issue Certificate(s) to:

Name

(PLEASE PRINT)

Address

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

(SEE SUBSTITUTE FORM W-9 BELOW)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if certificates for shares of New Century Financial Common Stock, issued in the name of the undersigned, or the cash for accrued interest and in lieu of fractional shares or Notes not tendered or accepted for conversion, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Certificate(s) to:

Name

(PLEASE PRINT)

Address

(INCLUDE ZIP CODE)

INSTRUCTIONS

FORMING PART OF THE OFFER

1.    Letter of Transmittal.    This Letter of Transmittal is being provided to you to effect the conversion of Notes for cash and shares of New Century Financial Common Stock and acceptance of the Offer.

2.    Guaranteed Delivery Procedures.    Holders who wish to tender their Notes and (i) whose Notes are not immediately available or (ii) who cannot deliver their Notes or any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date (or complete the procedure for book-entry transfer on a timely basis), may tender their Notes according to the guaranteed delivery procedures set forth herein. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution and a Notice of Guaranteed Delivery (as defined in this Letter of Transmittal) must be signed by such holder; (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, overnight courier or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Notes, and the principal amount of tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Notes, a duly executed Letter of Transmittal or an agent’s message (as described in this Letter of Transmittal) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed documents required by this Letter of Transmittal and the tendered Notes in proper form for transfer (or confirmation of a book-entry transfer of such Notes into the Exchange Agent’s account at any Book-Entry Transfer Facility and the receipt of an agent’s message) must be received by the Exchange Agent within three business days after the date of delivery of the Notice of Guaranteed Delivery. Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to midnight, New York City time, on the Expiration Date.

3.    Signatures.    (a) All signatures must correspond exactly with the way your name is written on the Note certificate(s) without alteration, variation or any change whatsoever.

(b)    If the Note(s) surrendered with this Letter of Transmittal is (are) owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)    If your Note(s) are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Notes.

(d)    If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the registered holder of the Note(s), such person must indicate their capacity when signing this Letter of Transmittal and must submit proper evidence of his or her authority to act.

4.    Signature Guarantee.    Each signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Notes surrendered for exchange pursuant hereto are tendered (i) by a registered holder of the Notes who has not completed either the box entitled “Special Conversion Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, or (ii) for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an “Eligible Institution”). In the event that a signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, is required to be guaranteed, such guarantee must be by an Eligible Institution. If the holder of the Note(s) is a person other than the signer of this Letter of Transmittal, see Instruction 7 below.

5.    Description of Notes Tendered.    Please review and, if required, make any corrections to, the form entitled “DESCRIPTION OF NOTES TENDERED” which sets forth the Notes which are to be delivered to the Exchange Agent with this Letter of Transmittal upon your acceptance of the Offer.

6.    Inadequate Space.    If the space provided is inadequate, the numbers of the Note certificate(s) delivered for exchange should be listed on a separate signed schedule and attached hereto.

7.    Bond Powers and Endorsements.    If this Letter of Transmittal is signed by a person other than the registered holder of the Notes, the Notes surrendered for exchange must either (i) be endorsed by the registered holder, with the signature thereon guaranteed by an Eligible Institution, or (ii) be accompanied by a bond power, in satisfactory form as determined by New Century TRS in its sole discretion, duly executed by the registered holder, with the signature thereon guaranteed by an Eligible Institution. The term “registered holder” as used herein with respect to the Notes means any person in whose name the Notes are registered on the books of the registrar.

8.    Partial Tenders (Not Applicable to Holders of the Notes who Tender by Book-Entry Transfer).    If fewer than all the Notes represented by any Note certificate delivered to the Exchange Agent are to be tendered, fill in the principal amount of Notes that are to be tendered in the box entitled “Principal Amount of Note(s) Tendered.” In such case, a new Note certificate for the remainder of the Notes represented by the old Note certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the “Special Exchange Instructions” or “Special Delivery Instructions” boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Notes represented by Note certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

9.    Special Delivery Instructions.    Unless instructions to the contrary are given in the Special Delivery Instructions on this Letter of Transmittal, certificates for shares of New Century Financial Common Stock issued pursuant to this Letter of Transmittal, together with any untendered Note(s), check for accrued interest and cash in lieu of factional shares, will be mailed to the address of the registered owner shown in the records of New Century TRS.

10.    Additional Copies.    Additional copies of this Letter of Transmittal may be obtained from, and all inquires with respect to the surrender of the Notes should be made directly to Georgeson Shareholder Communications Inc., as the Information Agent for the Offer, at its address and telephone numbers listed on the back of this Letter of Transmittal.

11.    Substitute Form W-9; Withholding.    Each surrendering holder of the Notes is required, unless an exemption applies, to provide the Exchange Agent with such holder’s correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or employer identification number, on the Substitute Form W-9 provided below and to certify under penalties of perjury, that such TIN is correct and that the holder is not subject to backup withholding by checking the box in Part 2 of the form. The TIN that must be provided is that of the registered holder of the Note(s) or of the last transferee appearing in the transfers attached to or endorsed on the Note certificate(s). Failure to provide the information on the Substitute Form W-9 may subject the surrendering holder to backup withholding on cash payments made to such surrendering holder with respect to the Notes and on future interest payments or dividends, if any, paid by New Century TRS. A holder of the Note(s) must cross out item (2) in the Certification box of Substitute Form W-9 (Part 2) if such holder has been notified by the Internal Revenue Service that such holder is currently subject to backup withholding. The box in Part 2 of the Substitute Form W-9 should be checked if the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Exchange Agent is not provided with a TIN within sixty (60) days thereafter, the Exchange Agent will withhold 28% of all such interest payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder whose Note(s) are accepted for exchange is required by law to provide the Exchange Agent with such holder’s correct TIN on Substitute Form W-9 (provided below) and to certify that the TIN provided is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and payments made for Notes may be subject to backup withholding. Withholding is also required if the IRS notifies the recipient that it is subject to backup withholding as a result of a failure to report interest and dividends.

In order to avoid backup withholding of federal income tax resulting from a failure to provide a correct certification, a recipient who is a United States citizen or resident must provide the Exchange Agent with his or her correct TIN on the Substitute Form W-9 as set forth on this Letter of Transmittal. Such recipient must certify under penalties of perjury that such number is correct and that such recipient is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Note(s) or of the last transferee appearing on the transfers attached to or endorsed on the Note certificate(s). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status (Form W-8BEN). Such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the recipient. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

PAYER: MELLON INVESTOR SERVICES LLC (PLEASE SEE INSTRUCTION 11)
SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Name Social Security Number or Employer Identification Number

PART 2—CERTIFICATION.    Under penalty of perjury, I certify that:

1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me) and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

3. Iam a U.S. person (including a U.S. resident alien)

PART 3—Awaiting TIN [ ]

CERTIFICATION INSTRUCTIONS—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Signature	Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. YOU MUST COMPLETE THE FOLLOWING IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

The Information Agent for the Offer is:

GEORGESON SHAREHOLDER COMMUNICATIONS INC.

17 State Street

10th Floor

New York, New York 10004

Bankers and brokers call collect: (212) 440-9800

All others call toll-free: (800) 319-6872

The Dealer Managers for the Offer are:

LEHMAN BROTHERS	BEAR, STEARNS & CO. INC.

c/o Lehman Brothers 745 Seventh Avenue, 5th Floor New York, New York 10019 Attention: Convertible Origination Group (800) 438-3242 (U.S. toll-free) (212) 526-7343 (collect)

November 22, 2004

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)

3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)

7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

8.	Sole proprietorship account	The owner(4)

For this type of account:		Give the EMPLOYER IDEN TIFICATION number of —
9.	A valid trust, estate, or pension fund	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)

10.	Corporate account	The corporation

11.	Religious, charitable, or educational organization account	The organization

12.	Partnership account held in the name of the business	The partnership

13.	Association, club, or other tax-exempt organization	The organization

14.	A broker or registered nominee	The broker or nominee

15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	Show the name of the owner.
(5)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a taxpayer identification number (“TIN”) or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of Social Security Administration or the Internal Revenue Service (“IRS”) and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(F)(2).
•	The United States, or any agency or instrumentality thereof.
•	A state, the District of Columbia, a possession of the U.S., or any subdivision or instrumentality thereof.
•	A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.
•	An international organization or any agency or instrumentality thereof.

Other payees that may be exempted from backup withholding include the following:

•	A corporation.
•	A foreign central bank of issue.
•	A dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A real estate investment trust.
•	An entity registered at all times under the Investment Company Act of 1940.
•	A common trust fund operated by a bank under section 584(a).
•	A financial institution.
•	A nominee or custodian.
•	An exempt charitable remainder trust described in section 664 or a non-exempt trust described in section 4947.

Exempt payees described above should file Form W-9 or a Substitute Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM. AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the Treasury regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N. (All “section” references herein are to the Internal Revenue Code of 1986).

Privacy Act Notice. — Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN. — If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

CONSULTANT OR THE IRS.